Exhibit 99.1

EVA Live launches FastQuoteDirect, it’s AI-Powered Consumer Engagement Platform Across 5.6 Billion Dollar Market

LOS ANGELES, CA – June 5th, 2026 – EVA Live, Inc. (NASDAQ: GOAI) EVA Live Product Update: FastQuoteDirect.com (FQD) is pleased to announce the deployment of its next-generation AI-powered customer engagement platform, powered by EVA Live’s NeuroServer technology.

The new platform has been launched across two core verticals—Home Services and Financial Services—and is designed to improve the online shopping experience for consumers while generating higher-quality leads and inbound calls for participating businesses.

The latest update introduces advanced AI bot technology capable of engaging consumers in real-time, answering questions, gathering key information, and guiding users toward products and services that best fit their needs. By creating more personalized interactions, the platform helps consumers make informed decisions while increasing conversion opportunities for service providers.

As part of the initial launch, FastQuoteDirect has secured relationships with one of the nation’s largest home security and alarm providers and one of the country’s leading personal lending companies, providing immediate scale and demand across two highly active consumer acquisition markets.

Key Product Enhancements Include:

●	AI-powered consumer engagement and qualification

●	Real-time conversational shopping assistance

●	Automated lead nurturing and routing

●	Increased generation of high-intent leads and inbound calls

●	Improved matching between consumers and service providers

●	Enhanced user experience across desktop and mobile devices

The initial rollout focuses on the Home Services and Financial Services markets, two industries where consumers often require education, comparison shopping, and personalized recommendations before making purchasing decisions.

The launch comes at a time when the digital lead generation industry continues to experience significant growth as businesses increasingly shift marketing budgets toward performance-based customer acquisition channels. Companies are placing greater emphasis on qualified leads, real-time consumer engagement, and measurable return on advertising spend, creating substantial opportunities for AI-driven platforms that can improve both lead quality and conversion rates.

Powered by EVA Live’s NeuroServer AI platform, FastQuoteDirect’s technology is designed to continuously optimize consumer interactions, helping businesses connect with consumers who are actively seeking solutions while reducing friction throughout the buying process. By combining conversational AI with advanced qualification and routing capabilities, the platform aims to deliver more valuable leads and stronger outcomes for advertisers.

For additional information, visit FastQuoteDirect.com.

About EVA Live, Inc.

EVA Live, Inc. (Nasdaq: GOAI) is an artificial intelligence-driven technology company focused on digital advertising automation, intelligent quoting solutions, and data-driven customer acquisition. The company’s proprietary platforms enable businesses to automate marketing decisions, improve efficiency, and scale customer engagement through real-time AI optimization.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein, including but not limited to such things as future business strategy, plans, and goals, and the expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Please see the risk factors included in the Company’s United States Securities and Exchange Commission filings, which could cause actual results and events to differ materially from those contained in the forward-looking statements. You are cautioned against attributing undue certainty to forward-looking statements. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release. Any forward-looking statements made in this press release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Media Inquiries:

Javan Khazali
Phone: 310-229-5981
Email: info@eva.live

Website:	@eva.live
Instagram:	@eva.liveinc
Facebook:	@evaliveinc
X:	@evaliveinc1
LinkedIn:	@eva-live
Youtube:	@evaliveinc